Exhibit 10.26

2008 FORMS OF EMPLOYEE STOCK OPTION

AND RESTRICTED STOCK/SHARE UNIT

AGREEMENTS

FORM OF STANDARD EMPLOYEE STOCK OPTION AGREEMENT

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«First_Name_MI» «Last_Name»

GRANT DATE:	___________, 200_

OPTION PRICE:	$_________ per share

COVERED SHARES:	«Shares»

1. Definitions; Grant of Option. Certain terms used in this Nonstatutory Stock Option Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”) and subject to the terms of the Agreement, PNC hereby grants to Optionee an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries. Headings used in the Agreement are for convenience only and are not part of the Agreement.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option.

2.2 Option Period. Except as otherwise set forth in Section 2.3, the Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date as defined in Section A.18 of Annex A hereto, including the early termination provisions set forth in said definition.

To the extent that the Option or relevant portion thereof is outstanding, the Option will vest as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Option has become fully vested pursuant to Section 2.2(b), 2.2(c), 2.2(d), 2.2(e) or 2.2(f), the Option will become exercisable (“vest”):

(i) as to one-third (1/3rd) of the Covered Shares (rounded down to the nearest whole Share), commencing on the first (1st) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Grant Date;

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(ii) as to one-half (1/2) of the remaining Covered Shares (rounded down to the nearest whole Share), commencing on the second (2nd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date; and

(iii) as to the remaining Covered Shares, commencing on the third (3rd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability and not for Cause, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(d) If, after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Option is outstanding but not yet fully vested at the time a Change in Control occurs, the Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change in Control, provided that, at the time the Change in Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose unvested Option, or portion thereof, is then outstanding and continues to qualify for vesting pursuant to the terms of Section 2.2(a)(i), (ii) and/or (iii).

(f) The Committee or its delegate may in their sole discretion, but need not, accelerate the vesting date of all or any portion of the Option subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Formal Allegations of Detrimental Conduct. If any criminal charges are brought against Optionee alleging the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the exercisability of the Option, to the extent that the Option is then outstanding and exercisable, or to require the escrow of the proceeds of any exercise of the Option. Any such suspension or escrow is subject to the following restrictions:

(a) It may last only until the earliest to occur of the following:

(i) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(ii) resolution of the criminal proceeding in one of the following ways: (A) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (B) Optionee has been acquitted of such alleged felony, or (C) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

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(iii) termination of the suspension or escrow in the discretion of the Committee; and

(b) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Option to Optionee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (a)(ii) or (iii) above.

2.4 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Option and has not filed a designation of beneficiary form as specified above, the Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. Upon the occurrence of a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Option is outstanding and has not yet been exercised and in the Option Price that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation cancellation of the Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Option.

4.1 Notice and Effective Date. The Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, and by paying in full the aggregate Option Price with respect to that portion of the Option being exercised and satisfying any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

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In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Agreement as Annex B shall be used to exercise the Option and the form attached to the Agreement as Annex C shall be used to make tax payment elections.

In the event that the Option is exercised, pursuant to Section 2.4, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for

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investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Agreement. In addition, the Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof by virtue of receiving this Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of twelve (12) months after Optionee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Optionee assist any other Person in such activities.

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Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.13 of Annex A or, if Optionee was a party to a CIC Severance Agreement that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

10.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

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10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

10.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Option and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Optionee agrees that PNC may, without the consent of Optionee, modify the Agreement and the Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

11. Effective Date. If Optionee does not accept the grant of the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms of the Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee and, in the event that Optionee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Option and the Agreement are effective as of the Grant Date.

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IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

Accepted and agreed to as of the Grant Date

Optionee

Annex A - Certain Definitions

Annex B - Notice of Exercise

Annex C - Tax Payment Election Form

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ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Nonstatutory Stock Option Agreement between PNC and Optionee evidencing the grant of the Option to Optionee pursuant to the Plan.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

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(ii) a material breach by Optionee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.4 “CEO” means the chief executive officer of PNC.

A.5 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control shall be deemed to have occurred if:

(a) any Person, excluding employee benefit plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power shall not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

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(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries shall not by itself constitute a Change in Control.

A.6 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.7 “CIC Severance Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain change in control severance benefits.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.5; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

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A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is two (2) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is two (2) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.14 “Covered Shares” means the number of shares of PNC common stock that Optionee has the option to purchase from PNC pursuant to the Option.

A.15 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Optionee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Optionee’s Termination Date and, if different, (ii) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Optionee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Optionee was not such an executive officer), whichever is applicable, determines that Optionee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Optionee, and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.16 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.17 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to receipt by PNC of full payment of the aggregate Option Price, calculation by PNC of the applicable withholding taxes, and receipt by PNC of payment for any taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

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A.18 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires, which will be the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections A.18(b) through A.18(d);

provided, however, if there is a Change in Control, then notwithstanding Sections A.18(c) and A.18(d), to the extent that the Option is outstanding and vested or vests at the time the Change in Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change in Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change in Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change in Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.18(c) and at least one of such exceptions is still applicable at the time the Change in Control occurs.

In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.18(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is vested on the Retirement date or thereafter vests pursuant to Section 2.2 of the Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(4) Total and Permanent Disability. If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

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(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or one of its subsidiaries under an applicable PNC or subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or one of its subsidiaries and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Agreement, the entire Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the vested portion of the Option (or the entire Option if fully vested) will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.18(c)(5) are met, then such vested Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Option after such Termination Date unless and until all of the conditions set forth in this Section A.18(c)(5) have been met and the Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(d) Detrimental Conduct. If the Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.18(c), then notwithstanding the provisions of such exception or exceptions, the Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, whether or not another exception is applicable, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change in Control.

A.19 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.20 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

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A.21 “Good Reason” means:

(a) the assignment to Optionee of any duties inconsistent in any respect with Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation that results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan in which Optionee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Optionee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (ii) to continue Optionee’s participation in such plan (or in such substitute or alternative plan) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Optionee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Optionee with benefits substantially similar to those received by Optionee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans in which Optionee was participating, at costs substantially similar to those paid by Optionee, immediately prior to the CIC Triggering Event or the Change in Control.

A.22 “Grant Date” means the date set forth as the Grant Date on page 1 of the Agreement and is the date as of which the Option is authorized to be granted by the Committee in accordance with the Plan.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.24 “Option” means the option to purchase shares of PNC common stock granted to Optionee under the Plan in Section 1 of the Agreement in accordance with the terms of Article 6 of the Plan.

A.25 “Option Period” means the period during which the Option may be exercised, as set forth in Section 2.2 of the Agreement.

A.26 “Option Price” means the dollar amount per share of PNC common stock at which the Option may be exercised. The Option Price is set forth on page 1 of the Agreement.

A.27 “Optionee” means the person to whom the Option is granted and is identified as Optionee on page 1 of the Agreement.

A.28 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

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A.29 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan.

A.30 “PNC” means The PNC Financial Services Group, Inc.

A.31 “Retire” or “Retirement” means, for purposes of this Option and all PNC stock options held by Optionee, whether granted under the Plan or under an earlier PNC plan, termination of Optionee’s employment with the Corporation (a) at any time on or after the first day of the first month coincident with or next following the date on which Optionee attains age fifty-five (55) and completes five (5) years of service (where a year of service is determined in the same manner as the determination of a year of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Optionee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries.

A.32 “Retiree” means an Optionee who has Retired.

A.33 “SEC” means the U.S. Securities and Exchange Commission.

A.34 “Share” means a share of authorized but unissued PNC common stock or a reacquired share of PNC common stock, including shares purchased by PNC on the open market for purposes of the Plan or otherwise.

A.35 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

A.36 “Total and Permanent Disability” means, unless the Committee determines otherwise, Optionee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

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Reload Option Agreement Form for

Original Options Granted During 1999 or 2000

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

RELOAD NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«EMPLOYEE»

ORIGINAL OPTION GRANT DATE:	______________, [1999][2000]

RELOAD OPTION GRANT DATE:	____________________________

RELOAD OPTION PRICE:	$ per share

COVERED SHARES:	«STOCK AMT»

Terms defined in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”) are used in this reload nonstatutory stock option agreement (“Reload Agreement”) as defined in the Plan unless otherwise defined in the Reload Agreement or an Annex thereto. In the Reload Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Subsidiaries. For certain definitions, see Annex A attached hereto and incorporated herein by reference. Headings used in the Reload Agreement and in the Annexes hereto are for convenience only and are not part of the Reload Agreement and Annexes.

1. Grant of Reload Option. Optionee, having exercised all or a portion of the Option granted to Optionee under the Plan as of             , [1999][2000] [insert Original Option grant date] (the “Original Option”) while employed by the Corporation and in a manner specified in the Addendum to the Original Option stock option agreement, is hereby granted, pursuant to the Plan and subject to the terms of the Reload Agreement, a Reload Option (“Reload Option”) to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Reload Option Price.

2. Terms of the Reload Option.

2.1 Type of Option. The Reload Option is intended to be a Nonstatutory Stock Option without Rights.

2.2 Reload Option Period. The Reload Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date.

To the extent that the Reload Option is otherwise outstanding, the Reload Option will vest as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Reload Option has become vested pursuant to Section 2.2(b), 2.2(c), 2.2(d), 2.2(e), 2.2(f) or 2.2(g), the Reload Option will become exercisable (“vest”) commencing on the first (1st) anniversary date of the Reload Option Grant Date provided that Optionee is still an employee of the Corporation on such vesting date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability and not for Cause, the Reload Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Reload Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Reload Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

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(e) If, (i) on or after the six (6) month anniversary of the Reload Option Grant Date and (ii) after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Reload Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) If Optionee is a Retiree whose Retirement date occurs on or after the six (6) month anniversary of the Reload Option Grant Date, the Reload Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Retirement date.

(f) Notwithstanding any other provision of this Section 2.2, to the extent that the Reload Option is outstanding but not yet fully vested at the time a Change in Control occurs, the Reload Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change in Control, provided that, at the time the Change in Control occurs, Optionee is an employee of the Corporation.

(g) The Committee or its delegate may in their sole discretion, but need not, accelerate the vesting date of all or any portion of the Reload Option subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Reload Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a)	The Reload Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Reload Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Reload Option and has not filed a designation of beneficiary form as specified above, the Reload Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. Upon the occurrence of a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Reload

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Option is outstanding and has not yet been exercised and in the Reload Option Price that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation cancellation of the Reload Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Reload Option Price and (b) the total number of Covered Shares subject to the Reload Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Reload Option.

No fractional shares will be issued on exercise of the Reload Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Reload Option.

4.1 Notice and Effective Date. The Reload Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, accompanied by full payment of the aggregate Reload Option Price with respect to that portion of the Reload Option being exercised and satisfaction of any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Reload Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Reload Agreement as Annex B shall be used to exercise the Reload Option and the form attached to the Reload Agreement as Annex C shall be used to make tax payment elections.

In the event that the Reload Option is exercised, pursuant to Section 2.3, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Reload Option.

4.2 Payment of Reload Option Price. Upon exercise of the Reload Option, in whole or in part, Optionee may pay the aggregate Reload Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Reload Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Reload Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Reload Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and

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conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Reload Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Reload Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Reload Option will cause a reduction in the number of unexercised Covered Shares as to which the Reload Option is outstanding equal to the number of shares of PNC common stock with respect to which the Reload Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Reload Agreement, the Reload Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Reload Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Reload Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Reload Option evidenced by the Reload Agreement nor any term or provision of the Reload Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Reload Option evidenced by the Reload Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Reload Agreement. In addition, the Reload Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Applicable Law. The Reload Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions.

Notwithstanding anything in the Reload Agreement, PNC will not be required to comply with any term, covenant or condition of the Reload Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Reload Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

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10. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Reload Option and the Agreement comply with the provisions of Section 409A of the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder, (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

Optionee understands and agrees that if any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, PNC may, without the consent of Optionee, modify the Agreement and the Reload Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

11. No Additional Reload Option. Exercise of the Reload Option will not entitle Optionee to receive an additional reload option, regardless of the manner in which the Reload Option is exercised.

12. Effective Date. If Optionee does not accept the grant of the Reload Option by executing and delivering a copy of the Reload Agreement to PNC, without altering or changing the terms of the Reload Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Reload Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Reload Option and the Reload Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Reload Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Reload Agreement by both PNC and Optionee and, in the event that Optionee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Reload Option Grant, the Reload Option and the Reload Agreement are effective as of the Reload Option Grant Date.

-21-	January 2008

IN WITNESS WHEREOF, PNC has caused the Reload Agreement to be signed on its behalf effective as of the Reload Option Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

Accepted and agreed to as of the Reload Option Grant Date

Optionee

Annex A - Certain Definitions
Annex B - Notice of Exercise
Annex C - Tax Payment Election Form

-22-	January 2008

ANNEX A

CERTAIN DEFINITIONS

* * *

Except where the context otherwise indicates, the following definitions apply to the Reload Nonstatutory Stock Option Agreement (“Reload Agreement”) to which this Annex A is attached.

A.1 “Board” means the Board of Directors of PNC.

A.2 “Cause” means:

(a) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(b) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Reload Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (a) or (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (a) or (b) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

A.3 “CEO” means the chief executive officer of PNC.

A.4 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control shall be deemed to have occurred if:

(a) any Person, excluding employee benefit plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent

-23-	January 2008

(20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power shall not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its Subsidiaries shall not by itself constitute a Change in Control.

A.5 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.7(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.7(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.6 “CIC Severance Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain change in control severance benefits.

A.7 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.4; or

-24-	January 2008

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated by that committee as its delegate.

A.9 “Competitive Activity” means, for purposes of the Reload Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (1) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (2) of Section A.12(i), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.10 “Corporation” means PNC and its Subsidiaries.

A.11 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is two (2) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is two (2) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.12 “Detrimental Conduct” means, for purposes of the Reload Agreement:

(i) Optionee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through the first (1st) anniversary of the later of (1) Optionee’s Termination Date and, if different, (2) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

-25-	January 2008

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Reload Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee has engaged in conduct described in clause (i) above, that Optionee is guilty of conduct described in clause (ii) or (iii) above, or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.13 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.14 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Reload Option pursuant to the terms of the Reload Agreement, subject to full payment of the aggregate Reload Option Price and satisfaction of all taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Reload Agreement.

A.15 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Reload Option expires, which will be the tenth (10th) anniversary of the Original Option Grant Date unless the Reload Option expires earlier pursuant to any of the provisions set forth in Sections A.15(b) through A.15(d);

provided, however, if there is a Change in Control, then notwithstanding Sections A.15(c) and A.15(d), to the extent that the Reload Option is outstanding and vested or vests at the time the Change in Control occurs, the Reload Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change in Control (or the tenth (10th) anniversary of the Original Option Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change in Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Reload Option, or portion thereof, is outstanding at the time the Change in Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.15(c) and at least one of such exceptions is still applicable at the time the Change in Control occurs.

In no event will the Reload Option remain outstanding beyond the tenth (10th) anniversary of the Original Option Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Reload Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Reload Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.15(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Reload Option. If more than one of such exceptions is applicable to the Reload Option or a portion thereof, then the Reload Option or such portion of the Reload Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

-26-	January 2008

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Reload Option will expire on the third (3rd) anniversary of Optionee’s Retirement date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date) with respect to any Covered Shares as to which the Reload Option is vested on Optionee’s Retirement date or vests on the Retirement date pursuant to Section 2.2 of the Reload Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Reload Option will expire on the first (1st) anniversary of the date of Optionee’s death (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Reload Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date) with respect to any Covered Shares as to which the Reload Option is vested on such date or vests on such Termination Date pursuant to Section 2.2 of the Reload Agreement.

(4) Total and Permanent Disability. If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability, then the Reload Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Reload Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date) with respect to any Covered Shares as to which the Reload Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Reload Agreement, the entire Reload Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the Reload Option is vested and will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.15(c)(5) are met, then such vested Reload Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Reload Option after such Termination Date unless and until all of the conditions set forth in this Section A.15(c)(5) have been met and the Reload Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

-27-	January 2008

(d) Detrimental Conduct. If the Reload Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.15(c), then notwithstanding the provisions of such exception or exceptions, the Reload Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Reload Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Reload Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, whether or not another exception is applicable, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Reload Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change in Control.

A.16 “Fair Market Value” as it relates to a share of PNC common stock means the average of the reported high and low trading prices of a share of PNC common stock on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.17 “Good Reason” means:

(a) the assignment to Optionee of any duties inconsistent in any respect with Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation that results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary as in effect on the Original Option Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan in which Optionee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Optionee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (ii) to continue Optionee’s participation in such plan (or in such substitute or alternative plan) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Optionee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Optionee with benefits substantially similar to those received by Optionee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans in which Optionee was participating, at costs substantially similar to those paid by Optionee, immediately prior to the CIC Triggering Event or the Change in Control.

-28-	January 2008

A.18 “Optionee” means the person identified as Optionee on page 1 of the Reload Agreement.

A.19 “Original Option” has the meaning set forth in Section 1 of the Reload Agreement.

A.20 “Original Option Grant Date” is the date as of which the Original Option was granted.

A.21 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.22 “PNC” means The PNC Financial Services Group, Inc.

A.23 “Reload Option” means the Nonstatutory Stock Option granted to Optionee in Section 1 of the Reload Agreement pursuant to which Optionee may purchase shares of PNC common stock as provided in the Reload Agreement.

A.24 “Reload Option Grant Date” means the date set forth as the Reload Option Grant Date on page 1 of the Reload Agreement, which is the date the Original Option was exercised in accordance with the terms of the Addendum to the Original Option stock option agreement.

A.25 “Reload Option Price” means the dollar amount per share of PNC common stock set forth as the Reload Option Price on page 1 of the Reload Agreement.

A.26 “Retiree” means an Optionee who has Retired.

A.27 “Retire” or “Retirement” means termination of Optionee’s employment with the Corporation (a) at any time on or after the first day of the first month coincident with or next following the date on which Optionee attains age fifty-five (55) and completes five (5) years of service (where a year of service is determined in the same manner as the determination of a year of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Optionee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or a divestiture of one or more Subsidiaries.

A.28 “Right(s)” means stock appreciation right(s) in accordance with the terms of Article 7 of the Plan.

A.29 “SEC” means the U.S. Securities and Exchange Commission.

A.30 “Subsidiary” has the meaning set forth in the Plan; provided, however, that in order to be a “Subsidiary” for purposes of the Agreement the entity must also satisfy the definition of “service recipient” under Section 409A of the Internal Revenue Code of 1986 as amended.

A.31 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Reload Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

A.32 “Total and Permanent Disability” means, unless the Committee determines otherwise, Optionee’s disability as determined to be total and permanent by the Corporation for purposes of the Reload Agreement.

-29-	January 2008

Reload Option Agreement Form for

Original Options Granted 2001-2004

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

RELOAD NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«EMPLOYEE»

ORIGINAL OPTION GRANT DATE:

RELOAD OPTION GRANT DATE:

RELOAD OPTION PRICE:	$ per share

COVERED SHARES:

Terms defined in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”) are used in this reload nonstatutory stock option agreement (“Reload Agreement”) as defined in the Plan unless otherwise defined in the Reload Agreement or an Annex thereto. In the Reload Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Subsidiaries. For certain definitions, see Annex A attached hereto and incorporated herein by reference. Headings used in the Reload Agreement and in the Annexes hereto are for convenience only and are not part of the Reload Agreement and Annexes.

1. Grant of Reload Option. Optionee, having exercised all or a portion of the Option granted to Optionee under the Plan as of                     , 200   (the “Original Option”) while employed by the Corporation and in a manner specified in the Addendum to the Original Option stock option agreement, is hereby granted, pursuant to the Plan and subject to the terms of the Reload Agreement, a Reload Option (“Reload Option”) to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Reload Option Price.

2. Terms of the Reload Option.

2.1	Type of Option. The Reload Option is intended to be a Nonstatutory Stock Option without Rights.

2.2 Reload Option Period. The Reload Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date.

To the extent that the Reload Option is otherwise outstanding, the Reload Option will vest as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Reload Option has become vested pursuant to Section 2.2(b), 2.2(c), 2.2(d), 2.2(e) or 2.2(f), the Reload Option will become exercisable (“vest”) commencing on the first (1st) anniversary date of the Reload Option Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Reload Option Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability and not for Cause, the Reload Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

-30-	January 2008

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Reload Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Reload Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(f) If, after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Reload Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Reload Option is outstanding but not yet fully vested at the time a Change in Control occurs, the Reload Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change in Control, provided that, at the time the Change in Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose unvested Reload Option, or portion thereof, is then outstanding and continues to qualify for vesting pursuant to the terms of Section 2.2(a).

(f) The Committee or its delegate may in their sole discretion, but need not, accelerate the vesting date of all or any portion of the Reload Option subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Reload Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Reload Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Reload Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Reload Option and has not filed a designation of beneficiary form as specified above, the Reload Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. Upon the occurrence of a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Reload Option is outstanding and has not yet been exercised and in the Reload Option Price that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including

-31-	January 2008

without limitation cancellation of the Reload Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Reload Option Price and (b) the total number of Covered Shares subject to the Reload Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Reload Option.

No fractional shares will be issued on exercise of the Reload Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Reload Option.

4.1 Notice and Effective Date. The Reload Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, accompanied by full payment of the aggregate Reload Option Price with respect to that portion of the Reload Option being exercised and satisfaction of any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Reload Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Reload Agreement as Annex B shall be used to exercise the Reload Option and the form attached to the Reload Agreement as Annex C shall be used to make tax payment elections.

In the event that the Reload Option is exercised, pursuant to Section 2.3, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Reload Option.

4.2 Payment of Reload Option Price. Upon exercise of the Reload Option, in whole or in part, Optionee may pay the aggregate Reload Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Reload Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Reload Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Reload Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

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For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Reload Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Reload Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Reload Option will cause a reduction in the number of unexercised Covered Shares as to which the Reload Option is outstanding equal to the number of shares of PNC common stock with respect to which the Reload Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Reload Agreement, the Reload Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Reload Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Reload Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Reload Option evidenced by the Reload Agreement nor any term or provision of the Reload Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Reload Option evidenced by the Reload Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Reload Agreement. In addition, the Reload Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof by virtue of receiving this Reload Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation; and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of twelve (12) months after Optionee’s Termination Date regardless of the reason for such termination of employment.

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(b) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.11 of Annex A or, if Optionee was a party to a CIC Severance Agreement that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Reload Agreement.

10.1 Governing Law and Jurisdiction. The Reload Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Reload Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Reload Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Reload Agreement.

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10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Reload Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Applicable Law. Notwithstanding anything in the Reload Agreement, PNC will not be required to comply with any term, covenant or condition of the Reload Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Reload Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

10.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Reload Option and the Agreement comply with the provisions of Section 409A of the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder, (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Optionee agrees that PNC may, without the consent of Optionee, modify the Agreement and the Reload Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

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11. No Additional Reload Option. Exercise of the Reload Option will not entitle Optionee to receive an additional reload option, regardless of the manner in which the Reload Option is exercised.

12. Effective Date. If Optionee does not accept the grant of the Reload Option by executing and delivering a copy of the Reload Agreement to PNC, without altering or changing the terms of the Reload Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Reload Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Reload Option and the Reload Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Reload Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Reload Agreement by both PNC and Optionee and, in the event that Optionee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Reload Option Grant, the Reload Option and the Reload Agreement are effective as of the Reload Option Grant Date.

IN WITNESS WHEREOF, PNC has caused the Reload Agreement to be signed on its behalf effective as of the Reload Option Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

Accepted and agreed to as of the Reload Option Grant Date

Optionee

Annex A - Certain Definitions
Annex B - Notice of Exercise
Annex C - Tax Payment Election Form

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ANNEX A

CERTAIN DEFINITIONS

* * *

Except where the context otherwise indicates, the following definitions apply to the Reload Nonstatutory Stock Option Agreement (“Reload Agreement”) to which this Annex A is attached.

A.1 “Board” means the Board of Directors of PNC.

A.2 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Reload Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Reload Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Reload Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

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(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Reload Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.3 “CEO” means the chief executive officer of PNC.

A.4 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control shall be deemed to have occurred if:

(a) any Person, excluding employee benefit plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power shall not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

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(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its Subsidiaries shall not by itself constitute a Change in Control.

A.5 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.7(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.7(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.6 “CIC Severance Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain change in control severance benefits.

A.7 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.4; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated by that committee as its delegate.

A.9 “Competitive Activity” means, for purposes of the Reload Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (1) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (2) of Section A.12(i), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.10 “Corporation” means PNC and its Subsidiaries.

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A.11 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is two (2) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is two (2) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.12 “Detrimental Conduct” means, for purposes of the Reload Agreement:

(i) Optionee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through the first (1st) anniversary of the later of (1) Optionee’s Termination Date and, if different, (2) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Reload Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee has engaged in conduct described in clause (i) above, that Optionee is guilty of conduct described in clause (ii) or (iii) above, or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.13 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.14 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Reload Option pursuant to the terms of the Reload Agreement, subject to full payment of the aggregate Reload Option Price and satisfaction of all taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Reload Agreement.

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A.15 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Reload Option expires, which will be the tenth (10th) anniversary of the Original Option Grant Date unless the Reload Option expires earlier pursuant to any of the provisions set forth in Sections A.15(b) through A.15(d);

provided, however, if there is a Change in Control, then notwithstanding Sections A.15(c) and A.15(d), to the extent that the Reload Option is outstanding and vested or vests at the time the Change in Control occurs, the Reload Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change in Control (or the tenth (10th) anniversary of the Original Option Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change in Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Reload Option, or portion thereof, is outstanding at the time the Change in Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.15(c) and at least one of such exceptions is still applicable at the time the Change in Control occurs.

In no event will the Reload Option remain outstanding beyond the tenth (10th) anniversary of the Original Option Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Reload Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Reload Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.15(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Reload Option. If more than one of such exceptions is applicable to the Reload Option or a portion thereof, then the Reload Option or such portion of the Reload Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Reload Option will expire on the tenth (10th) anniversary of the Original Option Grant Date with respect to any Covered Shares as to which the Reload Option is vested on the Retirement date or thereafter vests pursuant to Section 2.2 of the Reload Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Reload Option will expire on the tenth (10th) anniversary of the Original Option Grant Date.

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Reload Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

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(4) Total and Permanent Disability. If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability, then the Reload Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Reload Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date) with respect to any Covered Shares as to which the Reload Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Reload Agreement, the entire Reload Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the Reload Option is vested and will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.15(c)(5) are met, then such vested Reload Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Reload Option after such Termination Date unless and until all of the conditions set forth in this Section A.15(c)(5) have been met and the Reload Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(d) Detrimental Conduct. If the Reload Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.15(c), then notwithstanding the provisions of such exception or exceptions, the Reload Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Reload Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Reload Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, whether or not another exception is applicable, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Reload Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change in Control.

A.16 “Fair Market Value” as it relates to a share of PNC common stock means the average of the reported high and low trading prices of a share of PNC common stock on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

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A.17 “Good Reason” means:

(a) the assignment to Optionee of any duties inconsistent in any respect with Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation that results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary as in effect on the Original Option Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan in which Optionee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Optionee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (ii) to continue Optionee’s participation in such plan (or in such substitute or alternative plan) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Optionee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Optionee with benefits substantially similar to those received by Optionee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans in which Optionee was participating, at costs substantially similar to those paid by Optionee, immediately prior to the CIC Triggering Event or the Change in Control.

A.18 “Optionee” means the person identified as Optionee on page 1 of the Reload Agreement.

A.19 “Original Option” has the meaning set forth in Section 1 of the Reload Agreement.

A.20 “Original Option Grant Date” is the date as of which the Original Option was granted.

A.21 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.22 “PNC” means The PNC Financial Services Group, Inc.

A.23 “Reload Option” means the Nonstatutory Stock Option granted to Optionee in Section 1 of the Reload Agreement pursuant to which Optionee may purchase shares of PNC common stock as provided in the Reload Agreement.

A.24 “Reload Option Grant Date” means the date set forth as the Reload Option Grant Date on page 1 of the Reload Agreement, which is the date the Original Option was exercised in accordance with the terms of the Addendum to the Original Option stock option agreement.

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A.25 “Reload Option Price” means the dollar amount per share of PNC common stock set forth as the Reload Option Price on page 1 of the Reload Agreement.

A.26 “Retiree” means an Optionee who has Retired.

A.27 “Retire” or “Retirement” means termination of Optionee’s employment with the Corporation (a) at any time on or after the first day of the first month coincident with or next following the date on which Optionee attains age fifty-five (55) and completes five (5) years of service (where a year of service is determined in the same manner as the determination of a year of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Optionee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or a divestiture of one or more Subsidiaries.

A.28 “Right(s)” means stock appreciation right(s) in accordance with the terms of Article 7 of the Plan.

A.29 “SEC” means the U.S. Securities and Exchange Commission.

A.30 “Subsidiary” has the meaning set forth in the Plan; provided, however, that in order to be a “Subsidiary” for purposes of the Agreement the entity must also satisfy the definition of “service recipient” under Section 409A of the Internal Revenue Code of 1986 as amended.

A.31 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Reload Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

A.32 “Total and Permanent Disability” means, unless the Committee determines otherwise, Optionee’s disability as determined to be total and permanent by the Corporation for purposes of the Reload Agreement.

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FORM OF EMPLOYEE STOCK OPTION

AGREEMENT – IRELAND

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«First_Name_MI» «Last_Name»

GRANT DATE:	___________, 200__

OPTION PRICE:	$_________ per share

COVERED SHARES:	«Shares»

1. Definitions; Grant of Option. Certain terms used in this Nonstatutory Stock Option Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”) and subject to the terms of the Agreement, PNC hereby grants to Optionee an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries. Headings used in the Agreement are for convenience only and are not part of the Agreement.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option.

2.2 Option Period. Except as otherwise set forth in Section 2.3, the Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date as defined in Section A.18 of Annex A hereto, including the early termination provisions set forth in said definition.

To the extent that the Option or relevant portion thereof is outstanding, the Option will vest as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Option has become fully vested pursuant to Section 2.2(b), 2.2(c), 2.2(d), 2.2(e), or 2.2(f), the Option will become exercisable (“vest”):

(i) as to one-third (1/3rd) of the Covered Shares (rounded down to the nearest whole Share), commencing on the first (1st) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Grant Date;

(ii) as to one-half (1/2) of the remaining Covered Shares (rounded down to the nearest whole Share), commencing on the second (2nd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date; and

January 2008

(iii) as to the remaining Covered Shares, commencing on the third (3rd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability and not for Cause, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(d) If, after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Option is outstanding but not yet fully vested at the time a Change in Control occurs, the Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change in Control, provided that, at the time the Change in Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose unvested Option, or portion thereof, is then outstanding and continues to qualify for vesting pursuant to the terms of Section 2.2(a)(i), (ii) and/or (iii).

(f) The Committee or its delegate may in their sole discretion, but need not, accelerate the vesting date of all or any portion of the Option subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under accounting principles generally accepted in the United States of America and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

(f) For purposes of this Agreement, Optionee’s period of employment will not include any period of notice of termination of employment, whether expressed or implied. Optionee’s Termination Date will mean the date upon which Optionee ceases active employment following the provision of such notification of termination or resignation from employment and will be determined solely by this Agreement and without reference to any other agreement, written or oral, including Optionee’s contract of employment, if any.

2.3 Formal Allegations of Detrimental Conduct. If any criminal charges are brought against Optionee alleging the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the exercisability of the Option, to the extent that the Option is then outstanding and exercisable, or to require the escrow of the proceeds of any exercise of the Option. Any such suspension or escrow is subject to the following restrictions:

(a) It may last only until the earliest to occur of the following:

(i) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(ii) resolution of the criminal proceeding in one of the following ways: (A) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (B) Optionee has been acquitted of such alleged felony, or (C) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

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(iii) termination of the suspension or escrow in the discretion of the Committee; and

(b) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Option to Optionee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (a)(ii) or (iii) above.

2.4 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may, to the extent permitted by local law, file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Option and has not filed a designation of beneficiary form as specified above or if such designation is not effective under local law, the Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. Upon the occurrence of a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Option is outstanding and has not yet been exercised and in the Option Price that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation cancellation of the Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Option.

4.1 Notice and Effective Date. The Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, and by paying in full the aggregate Option Price with respect to that portion of the Option being exercised and satisfying any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

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The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Agreement as Annex B shall be used to exercise the Option and the form attached to the Agreement as Annex C shall be used to make tax payment elections.

In the event that the Option is exercised, pursuant to Section 2.4, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Withholding Taxes. Optionee may elect to satisfy any Withholding Taxes (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of Withholding Taxes, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of Withholding Taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

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6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Agreement. In addition, the Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof by virtue of receiving this Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of twelve (12) months after Optionee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.13 of Annex A or, if Optionee was a party to a CIC Severance Agreement that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a)

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information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

10.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

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10.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

11. Effective Date. If Optionee does not accept the grant of the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms of the Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee and, in the event that Optionee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Option and the Agreement are effective as of the Grant Date.

12. Discretionary Grants, No Entitlement and No Claim for Compensation. In accepting the grant of this Option, Optionee acknowledges the following:

(a) The Plan is established voluntarily by PNC, the grant of options under the Plan is made at the discretion of PNC, and the Plan may be modified, amended, suspended or terminated by PNC at any time.

(b) The grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(c) This Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Corporation (including, as applicable, Optionee’s employer) and which is outside the scope of Optionee’s employment contract, if any.

(d) This Option is not to be considered part of Optionee’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(e) In the event that Optionee’s employer is not PNC, the grant of this Option will not be interpreted to form an employment contract or relationship with PNC and, furthermore, the grant of this Option will not be interpreted to form an employment contract with Optionee’s employer or any other Subsidiary of PNC.

(f) Optionee shall have no rights, claim or entitlement to compensation or damages as a result of Optionee’s termination of employment for any reason whatsoever, whether or not in breach of contract or local law, insofar as these rights, claim or entitlement arise or may arise from Optionee’s ceasing to have rights under or be entitled to exercise this Option as a result of such termination or loss or diminution in value of the Option or any of the Covered Shares purchased through exercise of the Option as a result of such termination, and Optionee irrevocably releases his or her employer and the Corporation, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim.

13. Data Privacy.

(a) Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer and the Corporation for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.

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(b) Optionee understands that his or her employer and the Corporation, as applicable, hold certain personal information about him or her regarding Optionee’s employment, the nature and amount of Optionee’s compensation, and the fact and conditions of Optionee’s participation in the Plan, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Corporation, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Optionee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. Optionee understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect his or her ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

Accepted and agreed to as of the Grant Date

Optionee

Annex A - Certain Definitions

Annex B - Notice of Exercise

Annex C - Tax Payment Election Form

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ANNEX A

CERTAIN DEFINITIONS

A.1 “Agreement” means the Nonstatutory Stock Option Agreement between PNC and Optionee evidencing the grant of the Option to Optionee pursuant to the Plan.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

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(ii) a material breach by Optionee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.4 “CEO” means the chief executive officer of PNC.

A.5 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control shall be deemed to have occurred if:

(a) any Person, excluding employee benefit plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power shall not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

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(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries shall not by itself constitute a Change in Control.

A.6 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.7 “CIC Severance Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain change in control severance benefits.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.5; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under accounting principles generally accepted in the United States of America and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is two (2) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is two (2) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

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A.14 “Covered Shares” means the number of shares of PNC common stock that Optionee has the option to purchase from PNC pursuant to the Option.

A.15 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Optionee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Optionee’s Termination Date and, if different, (ii) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Optionee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Optionee was not such an executive officer), whichever is applicable, determines that Optionee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Optionee, and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.16 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.17 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to receipt by PNC of full payment of the aggregate Option Price, calculation by PNC of the applicable Withholding Taxes, and receipt by PNC of payment for any taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

A.18 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires, which will be the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections A.18(b) through A.18(d);

provided, however, if there is a Change in Control, then notwithstanding Sections A.18(c) and A.18(d), to the extent that the Option is outstanding and vested or vests at the time the Change in Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change in Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change in Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change in Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.18(c) and at least one of such exceptions is still applicable at the time the Change in Control occurs.

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In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.18(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is vested on the Retirement date or thereafter vests pursuant to Section 2.2 of the Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(4) Total and Permanent Disability. If Optionee’s employment is terminated by the Corporation by reason of Total and Permanent Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or one of its subsidiaries under an applicable PNC or subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or one of its subsidiaries and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Agreement, the entire Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

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If the vested portion of the Option (or the entire Option if fully vested) will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.18(c)(5) are met, then such vested Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Option after such Termination Date unless and until all of the conditions set forth in this Section A.18(c)(5) have been met and the Option will terminate on the ninetieth (90th ) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(d) Detrimental Conduct. If the Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.18(c), then notwithstanding the provisions of such exception or exceptions, the Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, whether or not another exception is applicable, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change in Control.

A.19 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.20 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.21 “Good Reason” means:

(a) the assignment to Optionee of any duties inconsistent in any respect with Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation that results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan in which Optionee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Optionee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (ii) to continue Optionee’s participation in such plan (or in such substitute or alternative plan) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Optionee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

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(e) the failure by the Corporation to continue to provide Optionee with benefits substantially similar to those received by Optionee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans in which Optionee was participating, at costs substantially similar to those paid by Optionee, immediately prior to the CIC Triggering Event or the Change in Control.

A.22 “Grant Date” means the date set forth as the Grant Date on page 1 of the Agreement and is the date as of which the Option is authorized to be granted by the Committee in accordance with the Plan.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.24 “Option” means the option to purchase shares of PNC common stock granted to Optionee under the Plan in Section 1 of the Agreement in accordance with the terms of Article 6 of the Plan.

A.25 “Option Period” means the period during which the Option may be exercised, as set forth in Section 2.2 of the Agreement.

A.26 “Option Price” means the dollar amount per share of PNC common stock at which the Option may be exercised. The Option Price is set forth on page 1 of the Agreement.

A.27 “Optionee” means the person to whom the Option is granted and is identified as Optionee on page 1 of the Agreement.

A.28 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.29 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan.

A.30 “PNC” means The PNC Financial Services Group, Inc.

A.31 “Retire” or “Retirement” means, for purposes of this Option and all PNC stock options held by Optionee, whether granted under the Plan or under an earlier PNC plan, termination of Optionee’s employment with the Corporation (a) at any time on or after the first day of the first month coincident with or next following the date on which Optionee attains age fifty-five (55) and completes five (5) years of service (where a year of service is determined in the same manner as the determination of a year of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Optionee’s death or by the Corporation for Cause or, unless the Committee determines otherwise, termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries.

A.32 “Retiree” means an Optionee who has Retired.

A.33 “SEC” means the United States Securities and Exchange Commission.

A.34 “Share” means a share of authorized but unissued PNC common stock or a reacquired share of PNC common stock, including shares purchased by PNC on the open market for purposes of the Plan or otherwise.

A.35 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under accounting principles generally accepted in the United States of America and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

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For purposes of this Agreement, Optionee’s period of employment will not include any period of notice of termination of employment, whether expressed or implied. Optionee’s Termination Date will mean the date upon which Optionee ceases active employment following the provision of such notification of termination or resignation from employment and will be determined solely by this Agreement and without reference to any other agreement, written or oral, including Optionee’s contract of employment, if any.

A. 36 “Total and Permanent Disability” means, unless the Committee determines otherwise, Optionee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.37 “Withholding Taxes” means all applicable income and employment taxes, social insurance, payroll taxes, contributions, payment on account obligations or other payments required to be withheld in connection with exercise of the Option.

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FORMS OF EMPLOYEE RESTRICTED STOCK/

SHARE UNIT AGREEMENTS

200   Long-Term Incentive Award Program Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

200   LONG-TERM INCENTIVE AWARD PROGRAM

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	________, 200__

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

3. Terms of Grant. The Grant is subject to the following terms and conditions.

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Restricted Shares will be subject to a Restricted Period as provided in Section A.26 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares as provided in Section A.2 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(c), if applicable, and to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

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6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability or Retirement Termination; Termination in Anticipation of Change in Control; Other Terminations.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6(a), Section 7.6(b), Section 7.7, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b), or Section 7.6(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.6, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

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(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.14 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Qualifying Retirement.

(a) In the event that Grantee Retires on or after the first (1st) anniversary of the Grant Date but prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.5(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.14 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event and prior to the third (3rd) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.6(b), then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying

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termination pursuant to Section 7.6(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event for purposes of Section 7.6(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.6(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.6(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.6(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.6(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met, then in the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) have been met, such dividend will be held, without interest, pending and subject to satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.6(b) are not met, any dividend being held pending and subject to satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

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(d) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met, then the Restricted Shares will remain outstanding pending and subject to satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

7.7 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s outstanding Unvested Shares, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to such shares will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares, if any, as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 or Section 7.5 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.14 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change in Control, such affirmative vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

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Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

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11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

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(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.13 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

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15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

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15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

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In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO BY GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period has terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.3 “Board” means the Board of Directors of PNC.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

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The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

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(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within

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the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.14 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.14(a).

A.15 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

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(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.16 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.17 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.18 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.19 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

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(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.20 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.21 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.22 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.24 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.25 “PNC” means The PNC Financial Services Group, Inc.

A.26 “Restricted Period” means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.6 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) or Section 7.5(a) of the Agreement, if applicable.

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A.27 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation (a) at any time on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (where a year of service is determined in the same manner as the determination of a year of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee or its delegate determines otherwise, termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries.

A.28 “Retiree” means a Grantee who has Retired.

A.29 “SEC” means the United States Securities and Exchange Commission.

A.30 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.31 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.32 “Total and Permanent Disability” means, unless the Committee or its delegate determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.33 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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Annual 25/25 Program — 200   Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	___________, 200__

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Shares will be subject to a Restricted Period as provided in Section A.26 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

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Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares as provided in Section A.2 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(b) or Section 7.7(c), if applicable, and to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

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(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability, Retirement, or DEAP Termination; Termination in Anticipation of Change in Control; Other Terminations.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6(a), Section 7.7(a), Section 7.7(b), Section 7.8, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b), Section 7.6(c) or Section 7.7(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.7, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

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If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.14 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Qualifying Retirement.

(a) In the event that Grantee Retires prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.5(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.14 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 Qualifying DEAP Termination.

(a) In the event that Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation and Grantee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Consolidated Subsidiary under an applicable PNC or Consolidated Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Grantee is offered and has entered into a similar waiver and release agreement between PNC or a Consolidated Subsidiary and Grantee pursuant to the terms of an agreement or arrangement entered into by PNC or a Consolidated Subsidiary and Grantee in lieu of or in addition to the DEAP, then Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.6(c), remain outstanding pending and subject to

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affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.6(a) by the Designated Person specified in Section A.14 of Annex A, provided that Grantee does not revoke such waiver and release agreement within the time for revocation of such waiver and release agreement by Grantee.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90 th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) In the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the lapse of the time for revocation by Grantee of the waiver and release agreement specified in the first paragraph of Section 7.6(a), then such dividend will be held, without interest, pending and subject to satisfaction of the condition of Section 7.6(a) that Grantee enter into the offered waiver and release agreement and not revoke such waiver and release agreement within the time for revocation of such agreement by Grantee. In the event that this condition is not met, any dividend being held pending and subject to satisfaction of such condition will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(c) If (i) Grantee does not enter into, or enters into but revokes, the waiver and release agreement specified in the first paragraph of Section 7.6(a) or (ii) the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to the non-revocation of, and the lapse of the time within which Grantee may revoke, such waiver and release agreement and pending and subject to affirmative approval of the vesting of such shares, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on the date such failure to satisfy the conditions of Section 7.6(a) occurs without payment of any consideration by PNC.

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If, by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.6(a), if applicable, such Unvested Shares are still outstanding but the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such shares, then all such Unvested Shares will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.7 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event and prior to the third (3 rd) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.7(b), then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.7(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event for purposes of Section 7.7(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.7(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.7(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.7(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

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For purposes of this Section 7.7(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then in the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) have been met, such dividend will be held, without interest, pending and subject to satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.7(b) are not met, any dividend being held pending and subject to satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then the Restricted Shares will remain outstanding pending and subject to satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

7.8 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s outstanding Unvested Shares, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to such shares will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares, if any, as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4, Section 7.5 or Section 7.6 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.14 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change in Control,

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such affirmative vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in Control, provided, however, in the case of Unvested Shares that remained outstanding post-employment solely pursuant to Section 7.6(a), that Grantee entered into and does not revoke the waiver and release agreement specified in Section 7.6(a); and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required

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to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

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14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.13 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

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14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

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15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or

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advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO BY GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

*  *  *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period has terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.3 “Board” means the Board of Directors of PNC.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

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For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

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(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

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A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.14 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.14(a).

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A.15 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.16 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.17 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.18 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.19 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

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(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.20 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.21 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.22 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

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A.24 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.25 “PNC” means The PNC Financial Services Group, Inc.

A.26 “Restricted Period” means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.7 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a), Section 7.5(a) or Section 7.6(a) of the Agreement, if applicable.

A.27 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation (a) at any time on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (where a year of service is determined in the same manner as the determination of a year of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee or its delegate determines otherwise, termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries.

A.28 “Retiree” means a Grantee who has Retired.

A.29 “SEC” means the United States Securities and Exchange Commission.

A.30 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.31 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, Section 7.7, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

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A.32 “Total and Permanent Disability” means, unless the Committee or its delegate determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.33 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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Annual 25/25 Program — 200   Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

1996 EXECUTIVE INCENTIVE AWARD PLAN

*  *  *

RESTRICTED STOCK AGREEMENT

*  *  *

GRANTEE:	<name>

GRANT DATE:	_______, 200__

SHARES:	<number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 1996 Executive Incentive Award Plan, as amended from time to time ( the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a restricted stock award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 17, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a restricted stock award are hereafter referred to as the “Restricted Shares.” The Restricted Shares are being granted and issued to Grantee as part of an Incentive Award under the Plan that includes Additional Stock as defined in the Plan, and are granted and issued subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

3. Terms of Grant. The Grant is subject to the following terms and conditions.

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Restricted Shares will be subject to a Restricted Period as provided in Section A.26 of Annex A. Once issued in accordance with Section 17, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 1996 Executive Incentive Award Plan as amended and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares as provided in Section A.2 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(b) or Section 7.7(c), if applicable, and to Section 17, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

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6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability, Retirement, or DEAP Termination; Termination in Anticipation of Change in Control; Other Terminations.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6(a), Section 7.7(a), Section 7.7(b), Section 7.8, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b), Section 7.6(c) or Section 7.7(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.7, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

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If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.14 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the 180th day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Committee or its delegate, or (ii) the ninetieth (90th) day following such anniversary date, if the Designated Person is the Chief Human Resources Officer of PNC, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Qualifying Retirement.

(a) In the event that Grantee Retires prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.5(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.14 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the 180th day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Committee or its delegate, or (ii) the ninetieth (90th) day following such anniversary date, if the Designated Person is the Chief Human Resources Officer of PNC, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 Qualifying DEAP Termination.

(a) In the event that Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation and Grantee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Consolidated Subsidiary under an applicable PNC or Consolidated Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Grantee is offered and has entered into a similar waiver and release agreement between PNC or a Consolidated Subsidiary and Grantee pursuant to the terms of an agreement or arrangement entered into by PNC or a Consolidated Subsidiary and Grantee in lieu of or

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in addition to the DEAP, then Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.6(c), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.6(a) by the Designated Person specified in Section A.14 of Annex A, provided that Grantee does not revoke such waiver and release agreement within the time for revocation of such waiver and release agreement by Grantee.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the 180th day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Committee or its delegate, or (ii) the ninetieth (90th) day following such anniversary date, if the Designated Person is the Chief Human Resources Officer of PNC, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) In the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the lapse of the time for revocation by Grantee of the waiver and release agreement specified in the first paragraph of Section 7.6(a), then such dividend will be held, without interest, pending and subject to satisfaction of the condition of Section 7.6(a) that Grantee enter into the offered waiver and release agreement and not revoke such waiver and release agreement within the time for revocation of such agreement by Grantee. In the event that this condition is not met, any dividend being held pending and subject to satisfaction of such condition will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(c) If (i) Grantee does not enter into, or enters into but revokes, the waiver and release agreement specified in the first paragraph of Section 7.6(a) or (ii) the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to the non-revocation of, and the lapse of the time within which Grantee may revoke, such waiver and release agreement and pending and subject to affirmative approval of the vesting of such shares, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on the date such failure to satisfy the conditions of Section 7.6(a) occurs without payment of any consideration by PNC.

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If, by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.6(a), if applicable, such Unvested Shares are still outstanding but the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such shares, then all such Unvested Shares will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.7 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event and prior to the third (3 rd) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.7(b), then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.7(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event for purposes of Section 7.7(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.7(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

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For purposes of this Section 7.7(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.7(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.7(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then in the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) have been met, such dividend will be held, without interest, pending and subject to satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.7(b) are not met, any dividend being held pending and subject to satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.7(b) are met, then the Restricted Shares will remain outstanding pending and subject to satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

7.8 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s outstanding Unvested Shares, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to such shares will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares, if any, as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4, Section 7.5 or Section 7.6 and are

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still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.14 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change in Control, such affirmative vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in Control, provided, however, in the case of Unvested Shares that remained outstanding post-employment solely pursuant to Section 7.6(a), that Grantee entered into and does not revoke the waiver and release agreement specified in Section 7.6(a); and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

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10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

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14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.13 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

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14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

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15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

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If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Modification; Interpretation; Rules and Regulations. The Committee may modify or amend the terms of the Agreement or the Grant; provided, however, no modification or amendment of the Agreement or the Grant shall, without the consent of Grantee, adversely affect the rights or obligations of Grantee.

The Committee will have the power to construe and interpret the Agreement. The Grant and the Agreement are also subject to any administrative guidelines and other rules and regulations relating to the Grant or the Agreement promulgated by the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date. The Committee’s determinations on matters within its authority will be conclusive and binding on Grantee.

17. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 17.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 17 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

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IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO BY GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

*  *  *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of a restricted stock award to Grantee pursuant to which the Restricted Shares are issued under the Plan.

A.2 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period has terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.3 “Board” means the Board of Directors of PNC.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

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A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries will not by itself constitute a Change in Control.

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A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a

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CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.14 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.14(a).

A.15 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.16 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

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A.17 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.18 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.19 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

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A.20 “Grant” means the restricted stock award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.21 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the restricted stock award, pursuant to which the Restricted Shares are issued, was authorized to be granted by the Committee in accordance with the Plan.

A.22 “Grantee” means the person to whom the restricted stock award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.24 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.25 “PNC” means The PNC Financial Services Group, Inc.

A.26 “Restricted Period” means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.7 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a), Section 7.5(a) or Section 7.6(a) of the Agreement, if applicable.

A.27 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation (a) at any time on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (where a year of service is determined in the same manner as the determination of a year of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee or its delegate determines otherwise, termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries.

A.28 “Retiree” means a Grantee who has Retired.

A.29 “SEC” means the United States Securities and Exchange Commission.

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A.30 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.31 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, Section 7.7, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.32 “Total and Permanent Disability” means, unless the Committee or its delegate determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.33 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

CASH-PAYABLE RESTRICTED SHARE UNITS AGREEMENT

* * *

GRANTEE:	[Name]

GRANT DATE:	________, 200_

SHARE UNITS:	[Number]

1. Definitions. Certain terms used in this Cash-Payable Restricted Share Units Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Share Units with Dividend Equivalents. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) an Award of Restricted Share Units (“Restricted Share Units”) of the number of share units of PNC common stock set forth above, together with Dividend Equivalents (“Dividend Equivalents”), payable in cash, with respect to the same number of shares of PNC common stock as the number of share units set forth above, all subject to acceptance of the Grant by Grantee in accordance with Section 15 and subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Share Units and Dividend Equivalents are not transferable. The Restricted Share Units and ongoing Dividend Equivalents are subject to forfeiture pursuant to the terms and conditions of the Agreement prior to vesting; provided, however, that there shall be no forfeiture of Dividend Equivalents with respect to dividend payment dates that occur prior to a forfeiture of the Restricted Share Units.

Restricted Share Units that vest in accordance with the terms of Section 6 will be settled pursuant to and in accordance with the terms of that Section. Unvested Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of Section 5 will be cancelled without payment of any consideration by PNC.

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The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units and therefore shall terminate, without payment of any consideration by PNC, upon the settlement of Vested Share Units or the cancellation of Unvested Share Units, whichever is applicable.

4. Dividend Equivalents. From and after the Grant Date until such time as the Restricted Share Units are either (i) settled pursuant to and in accordance with the terms of Section 6 or (ii) cancelled upon forfeiture in accordance with the terms of Section 5, the Corporation will make cash payments to Grantee equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during such period.

The Corporation will make such payments to Grantee pursuant to this Section 4 each quarter following the dividend payment date that relates to each such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date.

Termination or cancellation of these Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If these Dividend Equivalents terminate because the Restricted Share Units have been settled pursuant to and in accordance with the terms of Section 6 and such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

5. Forfeiture Events.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Grant Date and prior to the occurrence of a Change in Control, if any, all Restricted Share Units that are Unvested Share Units on Grantee’s Termination Date, together with all Dividend Equivalents granted hereunder in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Competitive Activities. Unvested Share Units that would otherwise remain outstanding after Grantee’s Termination Date, if any, together with all Dividend Equivalents granted hereunder in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC in the event that, at any time prior to the date such units vest in accordance with

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Section 6, PNC, by PNC’s Designated Person, determines in its sole discretion that Grantee has engaged in Competitive Activities; provided, however, that no determination that Grantee has engaged in Competitive Activities may be made on or after the date of Grantee’s death or on or after the date of a Change in Control.

For purposes of this Section 5(b), “Competitive Activities” shall mean any participation in, employment by, ownership of any equity interest exceeding 1% in, or promotion or organization of, any Person (other than PNC or any of its subsidiaries) engaged in financial services activities, including but not limited to a bank, bank affiliate, broker, dealer, or hedge fund, whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

(c) Upon forfeiture and cancellation pursuant to the provisions of this Section 5 of Unvested Share Units and Dividend Equivalents granted in connection with such Restricted Share Units, the Grant will terminate and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Share Units or Dividend Equivalents.

6. Vesting; Cash Settlement of Vested Share Units.

(a) Vesting. For the purpose of determining the vesting date applicable to each portion of the Grant, the Restricted Share Units are divided into three “Tranches” as follows: (1) 1/3 of the share units (rounded down to the nearest whole share unit) are in the First Tranche of the Restricted Share Units; (2) another 1/3 of the share units (rounded down to the nearest whole share unit) are in the Second Tranche of the Restricted Share Units; and (3) the remaining share units are in the Third Tranche of the Restricted Share Units.

Unless Unvested Share Units have been forfeited pursuant to the terms of Section 5, Grantee’s Unvested Share Units will vest upon the earliest to occur of the following:

(i)

the 1st anniversary of the Grant Date in the case of the First Tranche share units, the 2nd anniversary of the Grant Date in the case of the Second Tranche share units, and the 3rd anniversary of the Grant Date in the case of the Third Tranche share units, respectively;

(ii)	the date of Grantee’s death; and

(iii)	the occurrence of a Change in Control.

(b) Settlement. Vested Share Units will be settled at the time set forth in this Section 6(b) by the payment to Grantee of cash in an amount equal to the number of Vested Share Units being settled multiplied by the Fair Market Value of a share of PNC common stock on the settlement date.

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Payment will be made to Grantee with respect to the settlement of Vested Share Units as soon as practicable, but in no event later than 30 days, following the settlement date, which shall be the earliest to occur of the following:

(i)	the 1st, 2nd, or 3rd anniversary of the Grant Date, as the case may be, with respect to the First, Second or Third Tranche of the Restricted Share Units, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	the occurrence of a Change in Control, but only if said Change in Control also qualifies as a Change in Control under Internal Revenue Code Section 409A and any regulations, revenue procedures or revenue rulings issued by the Secretary of the United States Treasury applicable to such Section 409A.

7. No Rights as Shareholder. Grantee will have no rights as a shareholder of PNC by virtue of this Grant.

8. Capital Adjustments. Upon the occurrence of a corporate transaction or transaction (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Compensation Committee shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Grant that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation measuring the value per share unit by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporation Transaction.

All determinations hereunder shall be made by the Compensation Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Restricted Share Units and Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time Restricted Share Units vest and are settled in accordance with the terms of Section 6, such payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

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(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units with Dividend Equivalents nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Compensation Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

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14.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

14.2 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

14.3 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 15, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the dividend equivalent payment Grantee would have received had the Agreement been effective and the Restricted Share Units been outstanding on the Grant Date.

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IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO BY GRANTEE

Grantee

ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Cash-Payable Restricted Share Units Agreement between PNC and Grantee evidencing the Grant of the Restricted Share Units with Dividend Equivalents to Grantee pursuant to the Plan.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Cause” shall mean, for purposes of the Agreement:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

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(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the Designated Person determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

A.4 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing 20% or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power immediately after such Fundamental Transaction of (1) PNC’s outstanding securities, (2) the surviving entity’s outstanding securities, or (3) in the case of a division, the outstanding securities of each entity resulting from the division;

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(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least 2/3rds of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least 2/3rds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries will not by itself constitute a Change in Control.

A.5 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.6 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.7 “Corporation” means PNC and its Consolidated Subsidiaries.

A.8 “Designated Person” shall mean the senior executive of the line of business or staff area in which Grantee serves or last served as an employee of the Corporation.

A.9 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

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A.10 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.11 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.12 “Grant” means the Award of Restricted Share Units with Dividend Equivalents granted to Grantee pursuant to Section 2 of the Agreement.

A.13 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units with Dividend Equivalents are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

A.14 “Grantee” means the person to whom the Award of Restricted Share Units with Dividend Equivalents is granted, and is identified as Grantee on page 1 of the Agreement.

A.15 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.16 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.17 “PNC” means The PNC Financial Services Group, Inc.

A.18 “SEC” means the United States Securities and Exchange Commission.

A.19 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.20 “Unvested Share Units” means any Restricted Share Units that have not vested in accordance with the terms of Section 6 of the Agreement.

A.21 “Vested Share Units.” Provided that the Restricted Share Units have not been forfeited pursuant to the terms of Section 5 of the Agreement and are then outstanding, Restricted Share Units will vest in accordance with the terms of Section 6 of the Agreement. Restricted Share Units that have vested and become Vested Share Units are no longer subject to forfeiture under the terms of the Agreement.

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200   Senior Officer Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	__________, 200__

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Shares will be subject to a Restricted Period as provided in Section A.27 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

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Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares as provided in Section A.2 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.5(c), if applicable, and to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

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(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability Termination; Termination in Anticipation of Change in Control; Other Terminations.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.5(b), Section 7.6, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the third (3 rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), or Section 7.5(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.5, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

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(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.15 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event and prior to the third (3 rd) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.5(b), then: (i) the Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.5(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.5(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

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(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event for purposes of Section 7.5(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.5(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.5(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.5(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.5(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.5(b) are met, then in the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.5(b) have been met, such dividend will be held, without interest, pending and subject to satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.5(b) are not met, any dividend being held pending and subject to satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If the Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.5(b) are met, then the Restricted Shares will remain outstanding pending and subject to satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

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7.6 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s outstanding Unvested Shares, the Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to such shares will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, the Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares, if any, as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.15 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change in Control, such affirmative vesting approval will be deemed to have been given, the Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change in Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

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10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

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12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

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(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.14 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

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15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

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15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

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In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO BY GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period has terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.3 “Board” means the Board of Directors of PNC.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

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A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

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Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.16(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

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A.12 “Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.13 “Corporation” means PNC and its Consolidated Subsidiaries.

A.14 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.15 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.15(a).

A.16 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

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Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.17 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.18 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.19 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.20 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

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(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.21 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.22 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.23 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.24 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.25 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.26 “PNC” means The PNC Financial Services Group, Inc.

A.27 “Restricted Period” means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.5 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change in Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) of the Agreement, if applicable.

A.28 “SEC” means the United States Securities and Exchange Commission.

A.29 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

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A.30 “Total and Permanent Disability” means, unless the Committee or its delegate determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.31 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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Restricted Stock Grant

Continued Employment Performance Goals

Restricted Periods: Three Years (25%); Four Years (25%); Five Years (50%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

*  *  *

RESTRICTED STOCK AGREEMENT

*  *  *

GRANTEE:	< name >

GRANT DATE:	_____________, 200__

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

For purposes of determining the Restricted Period and Continued Employment Performance Goal applicable to each portion of the Restricted Shares under the Agreement, the Restricted Shares are divided into three “Tranches” as follows:

(a) twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the First Tranche of Restricted Shares;

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(b) another twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the Second Tranche of Restricted Shares; and

(c) the remaining fifty percent (50%) of these shares are in the Third Tranche of Restricted Shares.

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Shares are subject to the Restricted Period applicable to such shares as provided in Section A.29 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the applicable Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the applicable Restricted Period that become Awarded Shares as provided in Section A.2 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(c), if applicable, and to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

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5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares, and shall have the same Restricted Period and Performance Goal that are applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability Termination; Termination in Anticipation of Change in Control; Other Terminations.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5, Section 7.6(a), Section 7.6(b), or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the fifth (5th) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), or Section 7.6(d), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.6, if any; (b) no determination that

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Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change in Control.

If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the fifth (5th) anniversary of the Grant Date, all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved, and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

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7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the fifth (5th) anniversary of the Grant Date by the Corporation by reason of Grantee’s Total and Permanent Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.15 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares or relevant portion thereof by the day immediately preceding the third (3rd) anniversary of the Grant Date in the case of First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of Second or Third Tranche shares, respectively, then the Restricted Period applicable to such shares will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date in the case of First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of Second or Third Tranche shares, respectively, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares or relevant portion thereof is affirmatively approved by the Designated Person on or prior to the last day of the applicable Restricted Period for the respective Tranche of shares, including any extension of such Restricted Period, if applicable, then the applicable Continued Employment Performance Goal with respect to such Tranche of shares will be deemed to have been achieved, and the Restricted Period with respect to all Unvested Shares in such Tranche then outstanding, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of such applicable Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

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If by the end of the applicable Restricted Period, including any extension of such Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the applicable Restricted Period without payment of any consideration by PNC.

7.5 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date in the case of the First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of the Second or Third Tranche shares, respectively, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Unvested Shares, the applicable Continued Employment Performance Goal(s) with respect to such Tranche or Tranches of shares will be deemed to have been achieved and the Restricted Period with respect to some or all of the Unvested Shares in such Tranche or Tranches then outstanding, if any, will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

7.6 Termination in Anticipation of a Change in Control.

(a) Notwithstanding anything in the Agreement to the contrary, if, after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event and prior to the fifth (5th) anniversary of the Grant Date, Grantee’s employment is terminated (other than by reason of Grantee’s death) by the Corporation without Cause or by Grantee for Good Reason, or if Grantee’s employment is deemed to have been so terminated pursuant to Section 7.6(b), then: (i) all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date (or, in the case of a qualifying termination pursuant to Section 7.6(b), the date all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met); and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

(b) Grantee’s employment will also be deemed to have been terminated by the Corporation without Cause after the occurrence of a CIC Triggering Event but prior to the occurrence of a CIC Failure or of the Change in Control triggered by the CIC Triggering Event for purposes of Section 7.6(a) if: (i) Grantee’s employment is terminated by the Corporation without Cause; (ii) such termination of employment (a) was at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

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Grantee’s employment will also be deemed to have been terminated by Grantee for Good Reason after the occurrence of a CIC Triggering Event but prior to a CIC Failure for purposes of Section 7.6(a) if: (i) Grantee terminates Grantee’s employment with Good Reason; (ii) the circumstance or event that constitutes Good Reason (a) occurs at the request of a third party that has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control; and (iii) a CIC Triggering Event or a Change in Control occurs within three (3) months of such termination of employment.

For purposes of this Section 7.6(b) only, Grantee will have the burden of proving that the requirements of clause (ii) of the first or second paragraph of this Section 7.6(b), as the case may be, have been met and the standard of proof to be met by Grantee will be clear and convincing evidence.

For purposes of this Section 7.6(b) only, the definition of Change in Control in Section A.6 of Annex A will exclude the proviso in Section A.6(a).

(c) If Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met, then in the event that the record date for any dividend payable with respect to such Unvested Shares occurs on or after Grantee’s Termination Date but prior to the time all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) have been met, such dividend will be held, without interest, pending and subject to satisfaction of all of such conditions. In the event that one or more of the conditions of Section 7.6(b) are not met, any dividend being held pending and subject to satisfaction of such conditions will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(d) If Unvested Shares will be forfeited by Grantee to PNC by reason of Grantee’s termination of employment with the Corporation pursuant to Section 7.1 unless all of the conditions set forth in clauses (i), (ii) and (iii) of the first or second paragraph, as the case may be, of Section 7.6(b) are met, then such Restricted Shares will remain outstanding pending and subject to satisfaction of all of those conditions. Upon the failure of any required condition, all such Unvested Shares will be forfeited by Grantee to PNC on the date such failure occurs without payment of any consideration by PNC.

8. Change in Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change in Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change in Control, all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate as of the day immediately preceding the Change in Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change in Control but Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.15 of Annex A, then with respect to all such Unvested

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Shares outstanding as of the day immediately preceding the Change in Control, such affirmative vesting approval will be deemed to have been given, the applicable Continued Employment Performance Goal or Goals will be deemed to have been achieved, and the applicable Restricted Period or Periods will terminate, all as of the day immediately preceding the Change in Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises with respect to any Restricted Shares, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with such shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

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PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

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14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation without Cause or by Grantee with Good Reason and such Termination Date occurs during a Coverage Period (either as Coverage Period is defined in Section A.14 of Annex A or, if Grantee was a party to a written agreement between Grantee and PNC providing, among other things, for certain change in control severance benefits (a “CIC Severance Agreement”) that was in effect at the time of such termination of employment, as Coverage Period is defined in such CIC Severance Agreement, if longer), then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of twelve (12) months after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

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14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

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15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

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16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee and, in the event that Grantee is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, the filing with and acceptance by the SEC of a Form 4 reporting the Grant, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO BY GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Continued Employment Performance Goal or Goals applicable to such Restricted Shares have been achieved or are deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period or Periods applicable to such Restricted Shares have terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.3 “Board” means the Board of Directors of PNC.

A.4 “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

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For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing twenty percent (20%) or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between twenty percent (20%) and forty percent (40%), inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) PNC’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division;

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(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries will not by itself constitute a Change in Control.

A.7 “CIC Failure” means the following:

(a) with respect to a CIC Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a CIC Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “CIC Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (b) of the definition of Change in Control contained in Section A.6; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

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A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.16(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.12 “Continued Employment Performance Goal” means: (a) with respect to shares in the First Tranche of Restricted Shares, the Three-Year Continued Employment Performance Goal; (b) with respect to shares in the Second Tranche of Restricted Shares, the Four-Year Continued Employment Performance Goal; and (c) with respect to shares in the Third Tranche of Restricted Shares, the Five-Year Continued Employment Performance Goal, as applicable.

A.13 “Corporation” means PNC and its Consolidated Subsidiaries.

A.14 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a CIC Triggering Event and (ii) the date of a Change in Control and (b) ending on the date that is three (3) years after the date of the Change in Control; provided, however, that in the event that a Coverage Period commences on the date of a CIC Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a CIC Failure and (y) the date that is three (3) years after the date of the Change in Control triggered by the CIC Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clause (a)(i) and clause (a)(ii) in the preceding sentence.

A.15 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.15(a).

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A.16 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.17 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.18 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

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A.19 “Five-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the fifth (5th) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.20 “Four-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the fourth (4th ) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.21 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.22 “Good Reason” means:

(a) the assignment to Grantee of any duties inconsistent in any respect with Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either the CIC Triggering Event or the Change in Control, or any other action by the Corporation which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary as in effect on the Grant Date, as the same may be increased from time to time;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the CIC Triggering Event or the Change in Control;

(d) the failure by the Corporation (i) to continue in effect any bonus, stock option or other cash or equity-based incentive plan or program in which Grantee participates immediately prior to either the CIC Triggering Event or the Change in Control that is material to Grantee’s total compensation, unless a substantially equivalent arrangement (embodied in an ongoing substitute or alternative plan or program) has been made with respect to such plan or program, or (ii) to continue Grantee’s participation in such plan or program (or in such substitute or alternative plan or program) on a basis at least as favorable, both in terms of the amount of benefits provided and the level of Grantee’s participation relative to other participants, as existed immediately prior to the CIC Triggering Event or the Change in Control; or

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(e) the failure by the Corporation to continue to provide Grantee with benefits substantially similar to those received by Grantee under any of the Corporation’s pension (including, but not limited to, tax-qualified plans), life insurance, health, accident, disability or other welfare plans or programs in which Grantee was participating, at costs substantially similar to those paid by Grantee, immediately prior to the CIC Triggering Event or the Change in Control.

A.23 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.24 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.25 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.26 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.27 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.28 “PNC” means The PNC Financial Services Group, Inc.

A.29 “Restricted Period.” The applicable Restricted Period for Restricted Shares means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.6 of the Agreement, if applicable, the period set forth in the applicable subsection below:

(a) For First Tranche Shares: with respect to shares in the First Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change in Control is deemed to have occurred; and (iii) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) of the Agreement, if applicable;

(b) For Second Tranche Shares: with respect to shares in the Second Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change in Control is deemed to have occurred; and (iii) the day immediately preceding the fourth (4th) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) of the Agreement, if applicable; and

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(c) For Third Tranche Shares: with respect to shares in the Third Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change in Control is deemed to have occurred; and (iii) the day immediately preceding the fifth (5th) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) of the Agreement, if applicable.

A.30 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation (a) at any time on or after the first (1st) day of the first (1st) month coincident with or next following the date on which Grantee attains age fifty-five (55) and completes five (5) years of service (where a year of service is determined in the same manner as the determination of a year of Vesting Service under the provisions of The PNC Financial Services Group, Inc. Pension Plan) with the Corporation and (b) for a reason other than termination by reason of Grantee’s death or by the Corporation for Cause or, unless the Committee or its delegate determines otherwise, termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries.

A.31 “Retiree” means a Grantee who has Retired.

A.32 “SEC” means the United States Securities and Exchange Commission.

A.33 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.34 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change in Control is deemed to have occurred.

A.35 “Total and Permanent Disability” means, unless the Committee or its delegate determines otherwise, Grantee’s disability as determined to be total and permanent by the Corporation for purposes of the Agreement.

A.36 “Tranche(s)” or “First, Second or Third Tranche” have the meanings set forth in Section 2 of the Agreement.

A.37 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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